UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2007

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Wisconsin Avenue, Suite 600, Washington, DC	20007
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (202) 333-0001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

Effective as of May 15, 2007, InPhonic, Inc. entered into a new Online Authorized Representative Agreement with Sprint Solutions, Inc. (“Sprint”) on behalf of Sprint and its affiliates (the “Agreement”). The Agreement authorizes the Company to continue to offer and sell Sprint telecommunications services via electronic commerce and direct response marketing. As a result of the merger and combined operations of Sprint and Nextel, this Agreement supersedes the existing distribution agreement between Sprint Spectrum L.P. and InPhonic, Inc. dated May 1, 2005, as amended and the Online Authorized Representative Agreement between Nextel Communications of the Mid-Atlantic, Inc. and InPhonic, Inc. dated April 3, 2001, as amended.

On May 31, 2007, InPhonic, Inc. (the “Company”) entered into Amendment No. 6 to the Credit Agreement, dated as of November 7, 2006, among InPhonic, Inc., the lenders from time to time (the “Lenders”) and Citicorp North America, Inc., as Administrative Agent, as amended (the “Amendment”). The Amendment modifies the covenant requiring delivery of audited financial statements for the fiscal quarter ended March 31, 2007 to require delivery by June 15, 2007. The Amendment also modifies the definition of “Consolidated EBITDA” and waives the requirement that the Company deliver an internal control opinion that contains no statement of material weakness provided that the Company cures the material weakness in internal controls relating to staffing by July 1, 2007 and cures certain other material weaknesses by July 1, 2007.

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

On June 1, 2007, the Company held a conference call to discuss financial results for the year ending December 31, 2006 and current operational progress. A transcript of the call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2007, Mr. Andrew B. Zeinfeld was appointed as the Company’s President.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Transcript of the conference call held June 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

By:	/s/ David A. Steinberg
Name:	David A Steinberg
Title:	Chairman and Chief Executive Officer

Date: June 6, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Transcript of the conference call held June 1, 2007.